Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 13, 2019

Important Notice Regarding Changes in Fund Name, Fees and Investment Strategy for Invesco Oppenheimer Global High Yield Fund

The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco Oppenheimer Global High Yield Fund. You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.

On December 10, 2019, the Board of Trustees (the “Board”) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”) approved changes to the name, management fee and principal investment strategies of Invesco Oppenheimer Global High Yield Fund (the “Fund”) in connection with repositioning the Fund as a factor-based high yield fund, effective on or about February 28, 2020. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated and the Fund will implement a factor-based investment strategy with higher allocations to value bonds, low volatility bonds and high carry bonds, as described below. This supplement describes these changes and the corresponding additional risks, including the risks relating to factor-based investing. Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and increased capital gain distributions to shareholders.

Accordingly, effective on or about February 28, 2020, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:

1.	The Fund will be renamed “Invesco High Yield Bond Factor Fund.”

2.

The contractual management fee for the Fund will be lowered to 0.37% of the Fund’s average daily net assets for the first $2 billion in assets and 0.35% of the Fund’s average daily net assets over $2 billion in assets.

3.

The following or similar information regarding the Fund’s new strategy will replace in its entirety similar information appearing in the strategies sections of the Fund’s Summary and Statutory Prospectuses:

“Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high-yield, below-investment grade, fixed-income securities (also referred to as “junk” bonds), and in derivatives and other instruments that have economic characteristics similar to such securities.

The kinds of fixed income securities in which the Fund will primarily invest include U.S. and foreign corporate debt securities. The Fund’s fixed income investments may include certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (such securities being referred to as “Rule 144A Securities”).

The Fund is managed by Invesco Advisers, Inc.’s (Invesco or the Adviser) Fixed Income Factor Team (FIF). In selecting securities for the portfolio, the Fund’s portfolio managers and FIF analysts utilize a factor-based strategy that seeks to outperform the Fund’s market-weighted benchmark index. This strategy involves systematically targeting securities represented in the benchmark index exhibiting quantifiable issuer characteristics (or “factors”) that FIF’s research suggests will have higher returns over market cycles. Securities no longer exhibiting these factors will typically be sold. FIF’s research is based on the accumulated knowledge of years of academic research which FIF uses to select securities that historically have tended to outperform in their respective universe. In practice, this means the Fund may have higher allocations than its benchmark index to: value bonds (bonds that have high spreads relative to other securities of similar credit quality and/or sector); low volatility bonds (bonds that have lower levels of price volatility); and high carry bonds (bonds with higher absolute yield or spread). The portfolio managers expect to include additional factors or modify the factors used to build the Fund’s portfolio as the research evolves. Although the portfolio managers implement a factor-based investment strategy, they retain discretion to position the Fund appropriately in terms of risk exposures and position sizes. Accordingly, the portfolio managers will seek to minimize some of the residual risks associated with the higher allocations to the types of bonds mentioned above (such as duration and sector concentration) including through the use of derivatives, as described below.

Below-investment grade securities are those rated below “BBB-” or below “Baa3” by S&P Global Ratings (S&P) or Moody’s Investors Service (Moody’s), respectively, or that have comparable ratings from other nationally recognized statistical rating organizations. The Fund may also invest in unrated securities, in which case the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. In investing in below-investment grade securities, the Fund may invest in “distressed” securities and securities that are in default.

The Fund may purchase securities of any maturity and of issuers of any market capitalization.

Additionally, the Fund may hold U.S. Treasury and agency securities, and as well as in certain collateralized debt obligations (CDOs), including collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs), of any rating.

Although the Fund will primarily invest in high yield debt securities, it may hold certain investment grade bonds. The Fund may invest a portion of its assets in foreign debt securities, including securities issued by foreign governments or companies in both developing and emerging markets. The Fund may invest in securities denominated in U.S. dollars or local foreign currencies, however, the portfolio managers may use derivatives to seek to hedge any foreign currency exposure.

The Fund may also use certain types of derivative investments for investment purposes or hedging to manage investment risks, including: options, futures, forward contracts, swaps, certain mortgage-related securities or asset-backed securities, “structured” notes and other types of derivatives.

The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to create long or short exposure to corporate or sovereign debt securities. The Fund can further use swap contracts, including: credit default index swaps, to hedge credit risk or take a position on a basket of credit entities; total return swaps, to gain exposure to a reference asset; and volatility swaps to adjust the volatility profile of the Fund.

The Fund can use options, including currency options, to seek alpha (return on investments in excess of the benchmark index) or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can also use credit default swap options to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk and options on bond or rate futures to manage interest rate exposure.

The Fund can use futures contracts, including interest rate futures and Treasury futures, to increase or reduce its exposure to interest rate changes. The Fund can also use currency futures to increase or decrease its exposure to foreign currencies. The Fund can engage in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to gain or mitigate the risk of foreign currency exposure.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.”

4.

The risk sections of the Fund’s Summary and Statutory Prospectuses will be updated to remove “Risks of Investing in Regulation S Securities,” “Risks of Investments in the Fund’s Wholly-Owned Subsidiary” and “Liquidity Risk” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, the following risks:

Factor-Based Investing Risk. Although the Adviser uses a proprietary factor-based investment strategy designed to target securities exhibiting certain factor characteristics, there is no guarantee the factor-based investment strategy will produce the desired outcomes. To the extent the factor-based investment strategy or the information and data included therein are incorrect or incomplete, the decisions made by the Adviser in reliance thereon will expose the

Fund to potential risks and could lead to the Fund incurring losses on its investments. In addition, there may be periods when a particular factor is out of favor and therefore, during such periods, the Fund may incur losses.

High Carry Factor. Securities exhibiting a high carry factor are subject to the risk that changes in interest rates, exchange rates or their term will affect their value.

Low Volatility Factor. Low volatility securities are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility securities may not produce investment exposure that has lower variability to changes in such securities’ price levels. Low volatility securities may also underperform the broader market during periods of rapidly rising security prices.

Value Factor. Value securities are subject to the risk that valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market.

Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantee and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

5.	The Fund will change its broad based benchmark to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

6.	Disclosure regarding the Fund’s investment through a wholly-owned Cayman subsidiary will be removed.

7.	The portfolio managers for the Fund will be Jay Raol, James Ong, Noelle Corum and Sash Sarangi.

8.

The Fund’s expense limitation agreement will be amended to reflect a reduction to the Fund’s existing expense limits. Under the amended expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets through May 31, 2021.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.